Contact:                 John Stelben
Interim Chief Financial Officer
(301) 581-5729

Drew Asher
SVP, Corporate Finance
(301) 581-5717

Coventry Health Care Reports Fourth Quarter Earnings

BETHESDA, Md. (February 8, 2011) - Coventry Health Care, Inc. (NYSE: CVH) today reported consolidated operating results for the quarter and fiscal year ended December 31, 2010.  Operating revenues totaled $3.0 billion for the quarter with net earnings of $150.3 million, or $1.01 earnings per diluted share (EPS).  These results include a favorable impact from the Medicare Advantage Private Fee-for-Service (MA-PFFS) product of $0.05 EPS.  Excluding the impact of MA-PFFS results(1), core earnings for the quarter were $142.1 million, or $0.96 EPS.

For the year ended December 31, 2010, total operating revenues were $11.6 billion with net earnings of $438.6 million, or $2.97 EPS.  These results include a favorable impact from the MA-PFFS product of $0.45 EPS and an unfavorable impact from the previously announced Louisiana provider class action litigation of $1.18 EPS.  Excluding the impact of MA-PFFS results(1) and the provider class action charge(2), core earnings for the year were $546.4 million, or $3.70 EPS.

“I continue to be pleased with the fundamental performance of our seven core businesses which exceeded our expectations during 2010.  This should position us well as we enter 2011, a year with unique challenges and opportunities as we implement healthcare reform mandates,” said Allen F. Wise, chairman and chief executive officer of Coventry.  “More importantly, I am pleased with the long-term positioning of our core businesses including our health plans and our ability to seize opportunities and grow in 2012 and beyond.”

Fourth Quarter 2010 Consolidated Highlights
•	Closed the Mercy Health Plan acquisition on October 1, 2010, adding approximately 180,000 members and strengthening our position in the Midwest region
•	Commercial risk membership of 1,641,000, an increase of 108,000 members sequentially
•	Sequential membership growth in Medicare Advantage, Medicare Part D, and Medicaid
•	Excellent liquidity position
o	Approximately $850 million of deployable free cash at the parent
o	Debt to Capital of 27.6%

Selected Fourth Quarter and Full Year 2010 Highlights

•
Health Plan Commercial Group Risk.  Reported commercial group risk premium yields rose to $316.34 per member per month (PMPM) in the quarter, an increase of 3.1% from the prior year quarter.  Reported commercial group risk premium yields rose to $314.58 PMPM for the full year, an increase of 4.3% from the prior full year.  The health plan commercial group risk medical loss ratio (MLR) was 81.3% in the quarter, a decrease of 160 basis points (bps) from the prior year quarter.  The health plan commercial group risk MLR was 79.2% for the full year, a decrease of 270 bps from the prior full year.

•
Medicare Advantage.  As of December 31, 2010, Medicare Advantage Coordinated Care Plan (MA-CCP) membership was 224,000, an increase of 38,000 members from the prior year quarter, largely driven by the acquisition of Mercy Health Plans which closed on October 1, 2010.  The MA-CCP MLR was 84.1% in the quarter and 82.0% for the full year.  During the fourth quarter, the MA-PFFS product line contributed $0.05 EPS largely due to favorable medical cost experience during the claims run-out process.  When combined with the $0.40 EPS contribution reported through the third quarter, the total full year contribution from the MA-PFFS product line was $0.45 EPS. As previously announced, the Company did not renew this product line effective January 1, 2010.

•
Medicare Part D.  As of December 31, 2010, Medicare Part D membership was 1,628,000, a decrease of 55,000 members from the prior year quarter.  The Medicare Part D MLR was 64.7% in the quarter, an increase of 30 bps from the prior year quarter.   The Medicare Part D MLR was 83.7% for the full year, a decrease of 200 bps from the prior full year.

•
Medicaid.  As of December 31, 2010, Medicaid membership was 468,000, an increase of 66,000 members from the prior year quarter, largely driven by new markets in Nebraska and Pennsylvania.  The Medicaid MLR was 85.4% in the quarter, a decrease of 40 bps from the prior year quarter.  The Medicaid MLR was 85.7% for the full year, a decrease of 190 bps from the prior full year.

2011 FULL YEAR GUIDANCE
•	Risk revenue of $10.35 billion to $10.80 billion
•	Management services revenue of $1.16 billion to $1.19 billion
•	Consolidated revenue of $11.51 billion to $11.99 billion
•	Consolidated MLR of 82.0% to 82.8%
•	Cost of sales expense of $255.0 million to $263.0 million
•	Selling, general, and administrative expense (SG&A) of $2.00 billion to $2.04 billion
•	Depreciation and amortization expense of $135.0 million to $141.0 million
•	Other income of $69.0 million to $74.0 million
•	Interest expense of $80.0 million to $85.0 million
•	Tax rate of 36.0% to 37.0%
•	Diluted share count of 147.0 million to 150.0 million
•	EPS of $2.50 to $2.70

RECONCILIATION OF 2010 GAAP EPS TO 2010 CORE EPS

2010 GAAP EPS	$2.97
Remove favorable impact of MA-PFFS(1)	$(0.45)
Remove unfavorable impact of litigation charge(2)	$1.18
2010 Core EPS	$3.70

RECONCILIATION OF 2010 CORE EPS TO 2011 EPS GUIDANCE MIDPOINTS

2010 Core EPS	$3.70
Increase in commercial group MLR from 79.2% in 2010 to a range of 81% +/- 50 bps in 2011	$(0.43)
Increase in individual MLR from 66% in 2010 to a range of 76% +/- 100 bps in 2011	$(0.15)
Gross margin reduction for loss of approximately 500,000 Medicare Part D members in 2011	$(0.34)
Reset of MA-CCP MLR from 82.0% to 2011 bid levels in the mid 80%’s	$(0.28)
All other, net	$0.10
Midpoint of 2011 EPS Guidance	$2.60

ADDITIONAL SELECTED ASSUMPTIONS FOR 2011 GUIDANCE
•	Commercial risk membership flat to slightly down
•	Stable fee based businesses
•	Medicaid membership growth percentage in the mid single digits
•	Medicaid MLR in the high 80%’s
•	Stable Medicare Part D MLR
•	Guidance does not assume any further impact from capital deployment activities

Mr. Allen F. Wise, chairman and chief executive officer of Coventry, will host a conference call at 8:00 a.m. ET on Tuesday, February 8, 2011.  To listen to the call, dial toll-free at (877) 852-6578 or, for international callers, (719) 325-4803. Callers will be asked to identify themselves and their affiliations.  The conference call will also be webcast from Coventry’s Investor Relations site at www.coventryhealthcare.com.  Coventry asks participants on both the call and webcast to review and be familiar with its filings with the Securities and Exchange Commission.  A replay of the call will be available for one week at (888) 203-1112 or, for international callers, (719) 457-0820. The access code is 4643959.

This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are defined as statements that are not historical facts and include those statements relating to future events or future financial performance, including the guidance herein. Actual performance may be significantly impacted by certain risks and uncertainties including those described in Coventry’s Annual Report on Form 10-K for the year ended December 31, 2009 and Coventry’s subsequent filings with the Securities and Exchange Commission.  Among the factors that may materially affect Coventry’s business, operations or financial condition are the ability to accurately estimate and control future health care costs; the ability to increase premiums to offset increases in the Company’s health care costs; general economic conditions and disruptions in the financial markets; changes in laws or regulations or government investigations; changes in government funding for Medicare and Medicaid; a reduction in the number of members in the Company’s health plans; the Company’s ability to acquire additional managed care businesses and the Company’s ability to successfully integrate acquired businesses into its operations; an ability to attract new members or to increase or maintain premium rates; the non-renewal or termination of the Company’s government contracts, or unsuccessful bids for business with government agencies; failure of the Company’s independent agents and brokers to continue to market its products to employers; a failure to obtain cost-effective agreements with a sufficient number of providers that could result in higher medical costs and a decrease in membership; negative publicity regarding the managed health care industry generally or the Company in particular; a failure to effectively protect, maintain, and develop our information technology systems; periodic reviews, audits and investigations under the Company’s contracts with federal and state government agencies; litigation, including litigation based on new or evolving legal theories; volatility in the Company’s stock price and trading volume; the Company’s indebtedness, which imposes certain restrictions on its business and operations; an inability to generate sufficient cash to service the Company’s indebtedness; the Company’s certificate of incorporation and bylaws and Delaware law, which could delay, discourage or prevent a change in control of the Company that its stockholders may consider favorable; and an impairment of the Company’s intangible assets.  Coventry undertakes no obligation to update or revise any forward-looking statements.

Coventry Health Care (www.coventryhealthcare.com) is a diversified national managed healthcare company based in Bethesda, Maryland, operating health plans, insurance companies, network rental and workers’ compensation services companies.  Coventry provides a full range of risk and fee-based managed care products and services to a broad cross section of individuals, employer and government-funded groups, government agencies, and other insurance carriers and administrators.

COVENTRY HEALTH CARE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share data)

	Quarters Ended		Years Ended
	December 31,		December 31,
	2010	2009	2010	2009
Operating revenues:	(unaudited)	(unaudited)	(unaudited)
Managed care premiums	$2,730,377	$3,121,527	$10,414,640	$12,717,399
Management services	294,639	306,620	1,173,276	1,186,127
Total operating revenues	3,025,016	3,428,147	11,587,916	13,903,526

Operating expenses:
Medical costs	2,156,033	2,598,291	8,265,947	10,859,394
Cost of sales	64,152	62,548	252,052	240,828
Selling, general, administrative	531,442	544,656	1,961,947	2,151,799
Charge for provider class action	-	-	278,000	-
Depreciation and amortization	36,343	39,246	140,685	149,554
Total operating expenses	2,787,970	3,244,741	10,898,631	13,401,575

Operating earnings	237,046	183,406	689,285	501,951
Operating earnings percentage of total revenues	7.8%	5.4%	5.9%	3.6%

Interest expense	19,705	20,272	80,418	84,875
Other income, net	18,505	17,704	77,667	87,478

Earnings before income taxes	235,846	180,838	686,534	504,554

Provision for income taxes	85,520	71,758	247,918	189,220
Income from continuing operations	150,326	109,080	438,616	315,334

Discontinued operations:
Loss from discontinued operations	-	-	-	(62,278)
Provision for income taxes	-	-	-	10,755
Loss from discontinued operations	-	-	-	(73,033)

Net earnings	$150,326	$109,080	$438,616	$242,301

Net earnings per share:
Basic earnings per share from continuing operations	$1.02	$0.75	$3.00	$2.15
Basic loss per share from discontinued operations	-	-	-	(0.50)
Total basic earnings per share	$1.02	$0.75	$3.00	$1.65

Diluted earnings per share from continuing operations	$1.01	$0.74	$2.97	$2.14
Diluted loss per share from discontinued operations	-	-	-	(0.50)
Total diluted earnings per share	$1.01	$0.74	$2.97	$1.64

Weighted average shares outstanding, basic	146,775	145,751	146,169	146,652
Weighted average shares outstanding, diluted	148,430	146,885	147,579	147,395

COVENTRY HEALTH CARE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)

	December 31,	September 30,	December 31,
	2010	2010	2009
	(unaudited)	(unaudited)
Assets:

Current assets:
Cash and cash equivalents	$1,853,988	$1,786,587	$1,418,554
Short-term investments	16,849	15,093	442,106
Accounts receivable, net	276,694	280,834	258,993
Other receivables, net	515,882	422,878	496,059
Other current assets	371,528	331,875	234,446
Total current assets	3,034,941	2,837,267	2,850,158

Long-term investments	2,184,606	2,278,844	1,994,987
Property and equipment, net	262,282	258,059	271,931
Goodwill	2,550,570	2,545,241	2,529,284
Other intangible assets, net	431,886	432,991	471,693
Other long-term assets	31,300	31,995	48,479
Total assets	$8,495,585	$8,384,397	$8,166,532

Liabilities and Stockholders’ Equity:

Current liabilities:
Medical liabilities	$1,237,690	$1,241,346	$1,605,407
Accounts payable and accrued liabilities	942,226	927,127	682,171
Deferred revenue	103,082	120,932	110,855
Total current liabilities	2,282,998	2,289,405	2,398,433

Long-term debt	1,599,396	1,599,304	1,599,027
Other long-term liabilities	414,025	439,299	456,518
Total liabilities	4,296,419	4,328,008	4,453,978

Stockholders’ equity	4,199,166	4,056,389	3,712,554

Total liabilities and stockholders’ equity	$8,495,585	$8,384,397	$8,166,532

COVENTRY HEALTH CARE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(unaudited)

	Quarter Ended	Year Ended
	December 31, 2010	December 31, 2010

Cash flows from operating activities:
Net earnings	$150,326	$438,616
Adjustments to earnings:
Depreciation and amortization	36,343	140,685
Deferred income tax benefit	(27,364)	(130,749)
Amortization of stock compensation	9,387	40,532
Charge for provider class action	-	278,000
Changes in assets and liabilities:
Accounts receivable, net	10,252	(2,389)
Medical liabilities	(36,362)	(439,265)
Accounts payable and other accrued liabilities	7,914	(46,174)
Deferred revenue	(21,999)	(15,548)
Other operating activities	(77,471)	8,544
Net cash flows from operating activities	51,026	272,252

Cash flows from investing activities:
Capital expenditures, net	(21,877)	(63,257)
Proceeds from investments, net of purchases	54,238	315,274
Payments for acquisitions, net of cash acquired	(31,559)	(102,356)
Net cash flows from investing activities	802	149,661

Cash flows from financing activities:
Proceeds from issuance of stock	14,053	15,484
Payments for repurchase of stock	(394)	(4,888)
Excess tax benefit from stock compensation	1,914	2,925
Net cash flows from financing activities	15,573	13,521

Net change in cash and cash equivalents for current period	67,401	435,434
Cash and cash equivalents at beginning of period	1,786,587	1,418,554
Cash and cash equivalents at end of period	$1,853,988	$1,853,988

Cash and Investments:
Cash and cash equivalents	$1,853,988	$1,853,988
Short-term investments	16,849	16,849
Long-term investments	2,184,606	2,184,606
Total cash and investments	$4,055,443	$4,055,443

COVENTRY HEALTH CARE, INC.
SELECTED OPERATING STATISTICS
 (Unaudited)

	Total 2010	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Total 2009
Membership by Product (000s)
Health Plan Commercial Risk		1,641	1,533	1,522	1,501	1,418
Health Plan Commercial ASO		698	636	657	663	685
Medicare Advantage CCP		224	193	192	190	186
Medicaid Risk		468	462	413	406	402
Health Plan Total		3,031	2,824	2,784	2,760	2,691

Medicare Advantage PFFS		-	-	-	-	329
Other National Risk		-	-	-	-	2
Other National ASO		459	462	466	482	564
Total Medical Membership		3,490	3,286	3,250	3,242	3,586

Medicare Part D		1,628	1,618	1,631	1,600	1,683

Total Membership		5,118	4,904	4,881	4,842	5,269

Revenues by Product Type (000s)(3)
Commercial Risk	$5,540,470	$1,475,773	$1,380,019	$1,367,457	$1,317,221	$5,174,772
Commercial Management Services	327,084	81,861	79,869	82,395	82,957	346,042
Medicare Advantage	2,114,205	579,329	522,202	505,084	507,592	4,901,918
Medicaid Risk	1,133,353	312,359	286,762	268,460	265,771	1,066,231
Total Health Plan and Medical Services Businesses	9,115,112	2,449,322	2,268,852	2,223,396	2,173,541	11,488,963

Medicare Part D	1,604,198	357,941	348,784	423,664	473,809	1,545,858
Other Premiums	100,130	24,770	25,054	25,201	25,105	94,562
Other Management Services	856,072	215,279	215,185	217,706	207,904	850,184
Total Specialized Managed Care Businesses	2,560,400	597,990	589,023	666,571	706,818	2,490,604

Total Premiums	10,492,356	2,750,172	2,562,821	2,589,866	2,589,498	12,783,341
Total Management Services	1,183,156	297,140	295,054	300,101	290,861	1,196,226
Other/Eliminations	(87,596)	(22,296)	(22,094)	(21,826)	(21,381)	(76,041)
Total Revenue	$11,587,916	$3,025,016	$2,835,781	$2,868,141	$2,858,978	$13,903,526

Consolidated Coventry(3)

Operating Income % of Revenues	5.9%	7.8%	10.3%	0.2%	5.4%	3.6%

SGA % of Revenues	16.9%	17.6%	17.0%	15.8%	17.3%	15.5%

Total Health Plan Medical Liabilities (000s)(4)		$1,021,667	$952,810	$1,026,355	$979,173	$900,402
Health Plan Days in Claims Payable (DCP) (4)		48.62	51.70	55.47	54.14	49.45

Total Debt (millions)		$1,599.4	$1,599.3	$1,599.2	$1,599.1	$1,599.0
Total Capital (millions)		$5,798.6	$5,655.7	$5,442.7	$5,418.2	$5,311.6
Debt to Capital		27.6%	28.3%	29.4%	29.5%	30.1%

COVENTRY HEALTH CARE, INC.
SELECTED REVENUE AND MEDICAL COST STATISTICS
 (Unaudited)

	Total 2010	Q4 2010	Q3 2010	Q2 2010	Q1 2010	Total 2009
Revenue PMPM
Health Plan Commercial Group Risk	$314.58	$316.34	$315.82	$313.92	$312.05	$301.63
Medicare Advantage(5), (6)	$876.67	$857.39	$899.89	$867.43	$885.26	$855.16
Medicare Part D(7)	$87.96	$85.74	$87.56	$90.49	$88.05	$84.40
Medicaid	$218.98	$223.54	$215.51	$217.77	$218.76	$229.94

MLR%
Consolidated Total	79.4%	79.0%	77.2%	79.1%	82.3%	85.4%

Health Plan Commercial Group Risk	79.2%	81.3%	76.8%	78.3%	80.2%	81.9%
Medicare Advantage(6)	82.0%	84.1%	77.0%	81.2%	85.7%	89.9%
Medicare Part D	83.7%	64.7%	79.0%	90.7%	95.3%	85.7%
Medicaid	85.7%	85.4%	89.0%	84.2%	84.0%	87.6%

Explanatory Notes

(1)
The Company did not renew the MA-PFFS product line effective January 1, 2010 and is in the process of paying claims liabilities related to prior dates of service.  The Company believes that disclosing adjusted earnings, which exclude the 2010 impact of the MA-PFFS results, provides a more meaningful measure of its operating results for comparison to future periods and previously announced guidance.

(2)
On July 2, 2010, the Company announced that it would incur a non-recurring pre-tax charge to earnings in the second quarter of 2010 in the amount of $278 million, or $1.18 EPS, related to a class action lawsuit filed by providers in Louisiana.  The Company believes that disclosing adjusted earnings, which exclude the impact of this litigation, provides a more meaningful measure of its operating results for comparison to future periods and previously announced guidance.  As previously reported on December 6, 2010, the Company entered into a Memorandum of Understanding with plaintiffs counsel and the provider class setting forth the settlement terms to reduce the amount payable to $150.5 million. On February 2, 2011, the parties executed a definitive settlement agreement, acceptable to the Company, which incorporated the terms and conditions set forth in the Memorandum of Understanding.  Given various contingencies such as court approvals and class acceptance of settlement provisions which must be satisfied before the settlement becomes final, no reduction has been made to the previously recorded amount.  Please refer to the Company’s Form 8-k dated December 10, 2010 for more information.

(3)	Operating statistics excluding discontinued operations.

(4)
“Total Health Plan Medical Liabilities” and “Health Plan Days in Claims Payable” are calculated consistent with prior disclosures to exclude MA-PFFS for all periods presented due to the Company’s non-renewal of this product line effective January 1, 2010.  These statistics exclude the effect of the Preferred Health Systems (“PHS”) acquisition for the first quarter of 2010 due to the timing of closing (February 1, 2010).

(5)	Revenue PMPM excludes the impact of revenue ceded to external parties.

(6)	Beginning with Q1 2010, Medicare Advantage revenue and medical cost statistics represent the MA-CCP business only as the Company did not renew the MA-PFFS product line effective January 1, 2010.

(7)	Revenue PMPM excludes the impact of CMS risk-share premium adjustments and revenue ceded to external parties.